                                   EXHIBIT 21

                  SUBSIDIARIES OF THE REGISTRANT (1)(2)(3)(4)

     The subsidiary companies of The Goodyear Tire & Rubber Company at December 31, 2002, and the places of incorporation or organization thereof, are:

                                                                        PLACE OF
                                                                      INCORPORATION
                     NAME OF SUBSIDIARY                              OR ORGANIZATION
                     ------------------                              ---------------
UNITED STATES
Allied Tire Sales, Inc.                                        Florida
Belt Concepts of America, Inc.                                 Delaware
Celeron Corporation                                            Delaware
Cosmoflex, Inc.                                                Delaware
Divested Atomic Corporation                                    Delaware
Divested Companies Holding Company                             Delaware
Divested Litchfield Park Properties, Inc.                      Arizona
The Kelly-Springfield Tire Corporation                         Delaware
*Goodyear Dunlop Tires North America, Ltd.                     Ohio
Goodyear Farms, Inc.                                           Arizona
Goodyear International Corporation                             Delaware
The Goodyear Rubber Plantations Company                        Ohio
Goodyear-SRI Global Purchasing Company                         Ohio
Goodyear-SRI Global Technology LLC                             Ohio
Goodyear Western Hemisphere Corporation                        Delaware
Laurelwood Properties Inc.                                     Delaware
Retreading L Inc.                                              Delaware
Retreading L, Inc. of Oregon                                   Oregon
*Utica Converters Inc.                                         Delaware
Wheel Assemblies Inc.                                          Delaware
Wingfoot A/R LLC                                               Delaware
Wingfoot Commercial Tire Systems LLC                           Ohio
Wingfoot Corporation                                           Delaware
Wingfoot Ventures Four Inc.                                    Delaware
Wingfoot Ventures Eight Inc.                                   Delaware
Wingfoot Ventures Thirteen Inc.                                Delaware

INTERNATIONAL
Abacom (Pty.) Ltd.                                             Botswana
Air Treads Canada Inc.                                         Canada
*Banden Retail Nederland B.V.                                  Netherlands
Compania Anonima Goodyear de Venezuela                         Venezuela
Compania Goodyear del Peru, S.A.                               Peru
Compania Goodyear, S.A. de C.V.                                Mexico
Contred (Proprietary) Limited                                  South Africa
Corporacion Industrial Mercurio S.A. de C.V.                   Mexico
*Dunlop Airsprings                                             France

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
                                                                        PLACE OF
                                                                      INCORPORATION
                     NAME OF SUBSIDIARY                              OR ORGANIZATION
                     ------------------                              ---------------
*Dunlop France                                                 France
*Dunlop GmbH & Co. KG                                          Germany
*Dunlop Grund und Service Verwaltungs GmbH                     Germany
*Dunlop Pneumatici SpA                                         Italy
*Dunlop Tyres Limited                                          England
*Dunlop Versicherungsservice GmbH                              Germany
*Eurosava Srl                                                  Italy
*Fit Remoulds (Ireland) Limited                                Ireland
*Fulda Reifen GmbH & Co. KG                                    Germany
*ForMa Formen und Maschinenbau GmbH                            Germany
*GHS Goodyear Handelssysteme GmbH                              Germany
Goodyear Australia Pty Limited                                 Australia
Goodyear Aviation Japan, Ltd.                                  Japan
Goodyear Belting Pty Limited                                   Australia
Goodyear Brokers Limited                                       Bermuda
Goodyear Canada Inc.                                           Canada
Goodyear Chemical Products SAS                                 France
*Goodyear Dalian Tire Company Ltd.                             People's Republic of China
Goodyear de Chile S.A.I.C.                                     Chile
Goodyear de Colombia S.A.                                      Colombia
Goodyear do Brasil Productos de Borracha Ltda                  Brazil
*Goodyear Dunlop Financial Service GmbH                        Germany
*Goodyear Dunlop Tires Austria GmbH                            Austria
*Goodyear Dunlop Tires Baltic A.S.                             Estonia
*Goodyear Dunlop Tires Belgium N.V.                            Belgium
*Goodyear Dunlop Tires Czech s.r.o.                            Czech Republic
*Goodyear Dunlop Tires Denmark A/S                             Denmark
*Goodyear Dunlop Tires Espana S.A.                             Spain
*Goodyear Dunlop Tires Europe B.V.                             Netherlands
*Goodyear Dunlop Tires Finland OY                              Finland
*Goodyear Dunlop Tires Germany GmbH                            Germany
*Goodyear Dunlop Tires Hellas S.A.I.C.                         Greece
*Goodyear Dunlop Tires Ireland Limited                         Ireland
*Goodyear Dunlop Tires Italia SRL                              Italy
*Goodyear Dunlop Tires Hungary Trading Limited Liability
  Co.                                                          Hungary
*Goodyear Dunlop Tires Nederland B.V.                          Netherlands
*Goodyear Dunlop Tyres Norge A/S                               Norway
*Goodyear Dunlop Tires Polska Sp z.o.o.                        Poland
*Goodyear Dunlop Tires Portugal, Unipessoal, Lda.              Portugal
*Goodyear Dunlop Tires Slovakia s.r.o.                         Slovakia
*Goodyear Dunlop Tires Slovenia                                Slovenia
*Goodyear Dunlop Tires Suisse S.A.                             Switzerland
*Goodyear Dunlop Tires Sverige A.B.                            Sweden

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
                                                                        PLACE OF
                                                                      INCORPORATION
                     NAME OF SUBSIDIARY                              OR ORGANIZATION
                     ------------------                              ---------------
Goodyear Chemical Products S.A.S.                              France
Goodyear Earthmover Pty Ltd                                    Australia
Goodyear Engineered Products B.V.                              Belgium
Goodyear Engineered Products Europe d.o.o                      Slovenia
Goodyear Engineered Products Europe Joint Venture Holding
  d.o.o.                                                       Slovenia
Goodyear Export Limited                                        Bermuda
Goodyear Export Sales Corporation                              Barbados
Goodyear Finance Holding S.A.                                  Luxembourg
Goodyear France Aviation Products S.A.                         France
*Goodyear France S.A.                                          France
*Goodyear GmbH & Co. KG                                        Germany
*Goodyear Great Britain Limited                                England
Goodyear India Limited                                         India
Goodyear Industrial Rubber Products Ltd.                       England
*Goodyear Italiana S.p.A.                                      Italy
Goodyear Jamaica Limited                                       Jamaica
Goodyear Korea Company                                         Korea
Goodyear Lastikleri Turk Anonim Sirketi                        Turkey
*Goodyear Luxembourg Tires S.A.                                Luxembourg
Goodyear Malaysia Berhad                                       Malaysia
Goodyear Marketing & Sales Snd. Bhd.                           Malaysia
*Goodyear Management Services Ltd.                             England
Goodyear Maroc S.A.                                            Morocco
Goodyear Middle East FZE                                       Dubai
Goodyear Nederland B.V.                                        Netherlands
Goodyear New Zealand, Ltd.                                     New Zealand
Goodyear Orient Company (Private) Limited                      Singapore
Goodyear Philippines, Inc.                                     Philippines
Goodyear Productos Industriales S. De R.L. De C.V.             Mexico
Goodyear Productos Industriales, C.A.                          Venezuela
Goodyear Qingdao Engineered Elastomers Company Ltd.            People's Republic of China
Goodyear Russia LLC                                            Russia
Goodyear Sales Company Limited                                 Taiwan
Goodyear S.A.                                                  France
Goodyear S.A.                                                  Luxembourg
Goodyear Servicios Comerciales S. De R.L. De C.V.              Mexico
Goodyear Servicios Y Asistencia Tecnica S. De R.L. De C.V.     Mexico
Goodyear Singapore Pte Limited                                 Singapore
Goodyear Solid Woven Belting (Pty) Limited                     South Africa
Goodyear South Africa (Proprietary) Limited                    South Africa
Goodyear South Asia Tyres Private Limited                      India
Goodyear SRI Global Purchasing Yugen Vaisha & Co. Ltd          Japan
Goodyear Taiwan Limited                                        Republic of China

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
                                                                        PLACE OF
                                                                      INCORPORATION
                     NAME OF SUBSIDIARY                              OR ORGANIZATION
                     ------------------                              ---------------
Goodyear (Thailand) Public Company Limited                     Thailand
Goodyear Tyres Pty Ltd                                         Australia
Goodyear Wingfoot KK                                           Japan
Gran Industria de Neumaticos Centroamericana, S.A.             Guatemala
Hi-Q Automotive (Pty.) Ltd.                                    South Africa
*Holert Konz GmbH                                              Germany
Intertyre (Pty) Ltd.                                           South Africa
*KDIS Distribution                                             France
Kelly-Springfield Puerto Rico, Inc.                            Puerto Rico
Kelly-Springfield Tyre Co. (Australia) Pty. Ltd.               Australia
Magister Limited                                               Mauritius
*National Account Service GmbH                                 Germany
Neumaticos Goodyear S.R.L.                                     Argentina
Nippon Giant Tire Co., Ltd.                                    Japan
Numazu G.Y. KK                                                 Japan
*Pneu Holding                                                  France
*Pneumant Reifen GmbH                                          Germany
*Pneumant Reifen GmbH & Co KG                                  Germany
Property Leasing S.A.                                          Luxembourg
P.T. Goodyear Indonesia Tbk                                    Indonesia
P.T. Goodyear Sumatra Plantations                              Indonesia
Rubber & Associated Manufacturing (Pty) Ltd.                   South Africa
RVM Reifen Vertriebsmanagement GmbH                            Germany
Sava Tires, d.o.o.                                             Slovenia
Sava Tires Joint Venture Holding, d.o.o.                       Slovenia
*S. A. Vulco Belgium N.V.                                      Belgium
Servicios Y Montajes Eagle, S. de R.L.                         Mexico
Societe D'Equipment Pour L'Industrie Et
  L'Agriculture - Societe Nouvelle                             France
*Societe Isseenne de Participation                             France
*SP Brand Holding GEIE                                         Belgium
Three Way Tyres (Botswana)                                     Botswana
Tire Company Debica S.A.                                       Poland
Tredcor Southern Zimbabwe (Pvt.) Limited                       Zimbabwe
Tredcor (Tanzania) Limited                                     Tanzania
Tredcor (Zambia) Limited                                       Zambia
Trentyre Limited (Mozambique)                                  Mozambique
Trentyre (Natal) (Pty) Ltd                                     South Africa
Trentyre North Zimbabwe (Pvt.) Limited                         Zimbabwe
Tyre Services (Botswana)                                       Botswana
Tycon Retreading Products (Pty) Ltd.                           South Africa
*Vulco Development                                             France
*Vulco France                                                  France
Wingfoot de Chihuahua, S. de R.L. de C.V.                      Mexico

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
                                                                        PLACE OF
                                                                      INCORPORATION
                     NAME OF SUBSIDIARY                              OR ORGANIZATION
                     ------------------                              ---------------
Wingfoot Canada Finance Ltd. NRO                               Canada
Wingfoot Insurance Company Limited                             Bermuda
Wingfoot Luxembourg SARL                                       Luxembourg
Wingfoot Mold Leasing Company                                  Canada

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(1) Each of the 168 subsidiaries named in the foregoing list conducts its business under its corporate name and, in a few instances, under a shortened form of its corporate name or in combination with a trade name.

(2) Each of the 168 subsidiaries named in the foregoing list is directly or indirectly wholly-owned by Registrant, except that: (i) each of the subsidiaries listed above marked by an asterisk preceding its name is 75% owned by the Company; and (ii) in respect of each of the following subsidiaries Registrant owns the indicated percentage of such subsidiary's equity capital: Goodyear-SRI Global Purchasing Company, 80%; Goodyear-SRI Global Technology LLC, 51%; Wingfoot Commercial Tire Systems, LLC, 81%; Compania Goodyear del Peru S.A., 78%; Goodyear Aviation Japan Ltd., 85%; Goodyear India Limited, 74%; Goodyear Jamaica Limited, 60%; Goodyear Lastikleri Turk Anonim Sirketi, 74.61%; Goodyear Malaysia Berhad, 51%; Goodyear Maroc S.A., 55%; Goodyear Qingdao Engineered Elastomers Company Ltd., 60%; Goodyear Taiwan Limited, 75.5%; Goodyear Sales Company Limited, 75.5%; Goodyear (Thailand) Public Company Limited, 66.8%; Gran Industria de Neumaticos Centroamericana, S.A., 77%; P.T. Goodyear Indonesia Tbk, 85%; Goodyear Philippines Inc., 88.54%; P.T. Goodyear Sumatra Plantations, 95%; Nippon Giant Tire Co., Ltd., 65%; Goodyear-SRI Global Purchasing Yugen Vaisha & Co., 80%; Goodyear Market & Sales Snd Shd, 51%; Sava Tires, d.o.o., 80%; Sava Tires Joint Venture Holding, d.o.o., 80%; Tire Company Debica S.A. 59.87%; Goodyear South Asia Tires Private Limited, 96.73%; Vulco Development, 62.2%; Wingfoot Luxembourg SARL, 90%; Trentyre North Zimbabwe (Pvt.) Limited, 51%; Tredcor Southern Zimbabwe (Pvt.) Limited, 60%; Tredcor (Tanzania) Limited, 60%; Trentyre Limited (Mozambique), 70%; and Societe D'Equipment Pour L'Industrie Et L'Agriculture -- Societe Nouvelle, 74.93%.

(3) In accordance with paragraph (ii) of Part 21 of Item 601(b) of Regulation S-K, the names of approximately 60 subsidiaries have been omitted from the foregoing list. The unnamed subsidiaries, considered in the aggregate as a single subsidiary, would not constitute a significant subsidiary, as defined in the applicable regulations.

(4) Except for Wingfoot A/R LLC, at December 31, 2002, Goodyear did not have any majority owned subsidiaries that are not consolidated.